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                                                             EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Webhire, Inc.'s previously filed Registration Statement on Form S-8, File Nos. 333-10609, 333-47233 and 333-82565.


                                               /s/ Arthur Andersen LLP



Boston, Massachusetts
December 23, 1999